Exhibit 10.3

AMENDMENT TO THE OPTION AGREEMENT

effective as of the 31st day of January, 2013

BETWEEN:

Viscount Nevada Holdings Ltd., with a resident agent address at

1000 East William Street, Suite 204, Carson City, Nevada  89701

(the "Optionor")

AND:

Nevada Tungsten Holdings Ltd., with an office at

1671 Southwest 105, Davie FL 33324

(the "Optionee")

The parties agree that notwithstanding that the payment contemplated in section 4 (b) (i) US$150,000 due to the Optionor on or before February 15, 2013, that was not made on or before February 15, 2013 that the agreement remains unchanged, is in good standing with full force and effect, with the understanding that the payment contemplated in 4 (b) (i) of the US$150,000 due to the Optionor on February 15, 2013, is currently outstanding and will be made on or before April 15, 2013.

Dated this 28 day of February 2013.

SIGNED AND DELIVERED BY

Viscount Nevada Holdings Ltd.

Per:
Authorized Signatory

SIGNED AND DELIVERED BY

Nevada Tungsten Holdings Ltd.

Per:
Authorized Signatory